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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


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                                       FORM 8-K
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):               October 20, 1997
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                              TCF Financial Corporation
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                (Exact name of registrant as specified in its charter)



                                       Delaware
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                    (State or other jurisdiction of incorporation)



         0-16431                                         41-1591444
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Commission File Number                         (IRS Employer Identification No.)



            801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
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                       (Address of principal executive offices)



    (612) 661-6500
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Registrant's Telephone Number


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Item 5.  OTHER EVENTS

On October 20, 1997, TCF Financial Corporation announced that its board of directors declared a two-for-one stock split in the form of a 100 percent stock dividend payable November 28, 1997 to shareholders of record as of November 7, 1997. TCF Financial Corporation also declared its regular quarterly cash dividend of 25 cents per common share on October 20, 1997, to be paid November 28, 1997, prior to the stock split.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits.

    99.1 Press release dated October 20, 1997.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 27, 1997

                                  TCF FINANCIAL CORPORATION



                                  By   /s/ Ronald J. Palmer
                                     ---------------------------------------
                                       Ronald J. Palmer
                                  Its  Treasurer and Chief Financial Officer